                                                                    EXHIBIT 10.3


                        AGREEMENT REGARDING TERMINATION
                           OF MANAGEMENT AGREEMENTS
                           ------------------------

     This Agreement Regarding Termination of Management Agreements (this

"AGREEMENT") is entered into as of July 25, 1997, between HOMEGATE HOSPITALITY,
----------
INC., a Delaware corporation ("HOMEGATE"), and VPS I, L.P., a Delaware limited
                               --------
partnership ("VPS"); PRIME HOSPITALITY CORP., a Delaware corporation ("PRIME");
              ---                                                      -----
CROW HOTEL REALTY INVESTORS, L.P., a Texas limited partnership ("CHRI"); and
                                                                 ----
WYNDHAM MANAGEMENT CORPORATION, a Delaware corporation ("MANAGER"), WYNDHAM
                                                         -------
HOTEL CORPORATION, a Delaware corporation ("WHC"), and WYNDHAM IP CORPORATION, a
                                            ---
Delaware corporation ("IP").  Manager, WHC, IP and their respective affiliates
                       --
are herein collectively called the "WYNDHAM PARTIES."  Homegate, VPS and their
                                    ---------------
respective affiliates are herein collectively called the "HOMEGATE PARTIES."
                                                          ----------------
Prime and its affiliates are herein collectively called the "PRIME PARTIES."
                                                             -------------
For purposes of this Agreement, an "AFFILIATE" of a party shall be an entity in
                                    ---------
which the party in question, directly or indirectly, owns more than 30% of the voting or economic interests therein.


                                   RECITALS
                                   --------

     A. Representatives of Homegate have had discussions with representatives of the Wyndham Parties regarding a loan from IP to Homegate and certain amendments to the Extended-Stay Management Assistance Agreement dated as of August 26, 1996, between Homegate, which succeeded to the interests of Extended Stay Limited Partnership, and Manager (the "MANAGEMENT ASSISTANCE AGREEMENT")
                                            -------------------------------
and to all management agreements now and hereafter executed in connection therewith (collectively, the "MANAGEMENT AGREEMENTS"), including, without
                              ---------------------
limitation, the management agreements set forth on Schedule 1 hereto.  The
                                                   ----------
proposed loan and proposed amendments are herein called the "PROPOSED
                                                             --------
TRANSACTIONS."
------------

     B. Homegate has entered into an Agreement and Plan of Merger dated as of July 25, 1997 (as such agreement may be amended from time to time, the "MERGER
                                                                        ------
AGREEMENT"), with Prime.
---------

     C. A dispute has arisen between the Homegate Parties and the Wyndham Parties as to whether an agreement was reached regarding the Proposed Transactions. The parties desire to enter into this Agreement to resolve such dispute, without admitting any wrongdoing or liability on any party's part, and to settle other matters.

                                   AGREEMENT
                                   ---------

     For valuable consideration, whose receipt and sufficiency are acknowledged, CHRI, the Homegate Parties, the Prime Parties, and the Wyndham Parties agree as follows:

     1.   TERMINATION.
          -----------

          (a)  TERMINATION.  Notwithstanding anything contained in the
               -----------
Management Related Agreements (defined below) to the contrary, Homegate (on behalf of itself and all other Homegate Parties) or Manager (on behalf of itself and all other Wyndham Parties) may terminate the Management Related Agreements upon the consummation of the merger contemplated by the Merger Agreement (the "MERGER"), by delivering to the other party (with a copy to CHRI) written notice
 ------
thereof at least five business days before the termination date specified therein (the "TERMINATION DATE"). The Termination Date shall not be sooner than
              ----------------
the date the Merger is consummated nor later than 30 days after the date the Merger is consummated. Except as provided in this Section 1, neither the Homegate Parties nor the Wyndham Parties may terminate the Management Related Agreements solely because of the Merger. "MANAGEMENT RELATED AGREEMENTS" means
                                          -----------------------------
the Management Assistance Agreement, the Management Agreements, and all other agreements under which a Wyndham Party now or hereafter provides services to a Homegate Party, including, without limitation, any MIS service agreements, any purchasing agreements and any technical services agreements.

          (b)  SETTLEMENT FEE.  If the Management Related Agreements are
               --------------
terminated as provided in Section 1.(a), then Manager shall be paid $12,000,000 (the "SETTLEMENT FEE") in the following manner:
      --------------

               (1) $8,000,000, which shall be payable in cash by Homegate or Prime by making payment directly to WHC or its Permitted Assigns (defined below), which shall thereafter distribute such cash to the Wyndham Parties or other persons in a manner agreed upon by such parties.

               (2) $4,000,000, which shall be payable pursuant to a Promissory Note whose form is attached as Exhibit A, executed by CHRI and payable to WHC or
                               ---------
its Permitted Assigns (the "NOTE"). The Note shall be secured by all common
                            ----
stock of Prime received by CHRI in connection with the Merger (the "CHRI STOCK")
                                                                    ----------
and such other collateral as may be reasonably satisfactory to WHC, pursuant to a Security Agreement whose terms and conditions are reasonably acceptable to Manager and CHRI (the "SECURITY AGREEMENT"). "PERMITTED ASSIGNS" means (A)
                       ------------------     -----------------
affiliates of WHC or, following its merger with Patriot American Hospitality, Inc., a Delaware corporation ("PATRIOT"), any affiliate of Patriot or the entity
                               -------
with which its common stock is paired or (B) any lender in connection with providing security for bona fide indebtedness. All amounts payable under the Note shall be payable to WHC or a Permitted Assign, which shall distribute such amounts to the Wyndham Parties or other persons in a manner agreed upon by such parties. The Wyndham Parties hereby acknowledge receipt of the Note.

     The Settlement Fee shall be paid to and accepted by the Wyndham Parties in complete settlement of all amounts owing to any Wyndham Party by any Prime Party or Homegate Party in respect of the termination of the Management Agreements (including, without limitation, any "Termination Fee" under the Management Agreements) and as part of the consideration for the Wyndham Parties' release of their respective Claims (defined below). The Settlement Fee shall not, however, constitute payment of any amounts that have accrued under the Management Related Agreements before the Termination Date (including the "Management Fees" under the Management Agreements) or satisfaction of any indemnification obligations under the Management Agreements.

          (c)  ONGOING OPERATIONS.  The Homegate Parties and the Wyndham Parties
               ------------------
shall continue to perform their respective obligations from and after the date hereof under the Management Related Agreements. Upon the termination of the Management Related Agreements pursuant to Section 1 hereof, Manager shall, in addition to its obligations under Section 12.7 of each of the Management Agreements, (1) deliver to Homegate or its designee all standard operating procedure manuals (other than those which are proprietary to Manager), business plans, marketing plans, bookings and other records relating to the ownership, operation, and maintenance of the hotels under the Management Agreements (the "HOTELS") and (2) assign and convey to Homegate or its designee all of the
-------
Wyndham Parties' rights, titles, and interests, if any, in and to all management information systems, technical systems and other property at each Hotel paid for by Homegate (but specifically excluding any centralized system which is located off-site and is operated by Manager), and shall execute such documents as Homegate may reasonably request to evidence such assignments and conveyances and use commercially reasonable efforts to obtain any necessary consents therefor.

     2.   MUTUAL RELEASE.
          --------------

          (a)  DELIVERY OF DOCUMENTS.  On or before the Termination Date and as
               ---------------------
a condition to the effectiveness of the termination, the following shall be delivered to WHC or its Permitted Assigns (the "RELEASE CONDITIONS"):
                                                ------------------

               (1)  the Cash Payment;

               (2) the Note, receipt of which is hereby acknowledged by the Wyndham Parties;

               (3)  the Security Agreement;

               (4) the CHRI Stock certificates, together with stock powers duly executed in blank, and/or such other documents or evidence as WHC or its Permitted Assigns may reasonably request to perfect WHC's or its Permitted Assigns' security interests in such stock and in all other collateral securing the Note as first-priority security interests. The Wyndham Parties (on behalf of themselves and their Permitted Assigns) agree they shall not foreclose their security interest against the CHRI Stock until six months after the Termination Date.

Prime and Homegate hereby agree for the benefit of the Wyndham Parties and CHRI to deliver the Cash Payment on the Termination Date, and CHRI hereby agrees for the benefit of the Wyndham Parties, the Homegate Parties, and the Prime Parties to deliver the Note, the Security Agreement and the other documents required under clause (4) above on or before the Termination Date. If the Cash

Payment is made but the documents specified in clauses (3) and (4) of the Release Conditions have not been executed and delivered as required therein, then the Cash Payment shall be returned to the party making such payment and the termination notice in question shall thereafter be ineffective. If the documents set forth in clauses (2), (3), and (4) of the Release Conditions have been delivered, but the Cash Payment is not made, then such documents shall be returned to the party which delivered them and the termination notice in question shall thereafter be ineffective. Unless and until the Merger and termination occur and the Release Conditions have been satisfied, none of the Claims (defined below) shall be released. However, no party hereto shall institute (or permit any of its affiliates to institute) any legal proceeding to enforce any Claims until the earliest of (A) the Merger Agreement being terminated, (B) if the Merger is consummated and a termination is given, the Release Conditions having not been satisfied on the Termination Date, (C) if the Merger is consummated but the termination right provided in Section 1 is not timely exercised, or (D) March 31, 1998 if neither the Merger Agreement is terminated nor the Merger is consummated by such date.

          (b)  MUTUAL RELEASE.  Upon satisfaction of the Release Conditions (but
               --------------
not before then), the releases set forth in this Section 2.(b) shall become effective. Each of the Wyndham Parties hereby releases and forever discharges each of Homegate, VPS, Prime, their respective parent companies, successors, predecessors, subsidiaries, and affiliates and each of such party's directors, officers, employees, partners, agents, and attorneys (collectively, the "HOMEGATE RELEASED PARTIES") from all Claims (defined below) it may have against
--------------------------
all or any of the Homegate Released Parties. Each of the Prime Parties and each of the Homegate Parties hereby releases and forever discharges each of the Wyndham Parties, their parent companies, successors, predecessors, subsidiaries, and affiliates and each of such party's respective directors, officers, employees, partners, agents, and attorneys (the "WYNDHAM RELEASED PARTIES") from
                                                 ------------------------
all Claims it may have against all or any of the Wyndham Released Parties. Each of Homegate, VPS, Prime, Manager, WHC and IP hereby releases and forever discharges CHRI and its affiliates and each of such parties' directors, officers, employees, partners, agents, and attorneys (collectively the "CHRI
                                                                        ----
RELEASED PARTIES") from all Claims it may have against all or any of the CHRI
----------------
Released Parties. CHRI hereby releases and forever discharges the Homegate Released Parties and the Wyndham Released Parties from all Claims it may have against all or any of such parties. As used in this Section 2, the term "CLAIMS" means all possible claims, demands, actions, causes of actions, costs,
-------
expenses, and liabilities whatsoever, known or unknown, suspected or unsuspected, anticipated or unanticipated, foreseeable or unforeseeable, at law or in equity, relating to or arising out of, in whole or in part, the Proposed Transactions, the failure to consummate such transactions, and/or the Merger based on any event or circumstance existing on or before the date of this Agreement regardless of whether any such Claim arises out of contract, tort, violation of laws, or otherwise including, without limitation, any claim for tortious interference with contract, breach of contract, fraud or breach of fiduciary duty, except as provided in Section 2.(c). Subject to Section 2.(c), it is the express intention of each releasing party that it absolutely and fully releases any and all claims, causes of action, and liabilities of any nature whatsoever, it may or might now have against the parties being released by such party relating to the Proposed Transactions, the failure to consummate such transactions, and/or the Merger based on any event or circumstances existing on or before the date hereof to the maximum extent permitted by law, even if same are wholly unknown, unsuspected or unanticipated, intending hereby to conclude a full and complete mutual release as to all such matters. Each of the parties hereto represents and warrants to the other that it is the current legal and beneficial owner of all Claims released by it hereunder and it has not assigned, pledged, or contracted to assign or pledge any such Claim to any other person. If any party being released hereunder is not a party hereto, then it shall be a third party beneficiary hereof with respect to such release.

          (c)  EXCLUDED MATTERS.  Nothing in this Section 2 shall release any
               ----------------
party hereto from any claims or obligations arising under the individual Management Related Agreements whether now existing or hereafter arising (other than the Termination Fees under the Management Agreements upon payment of the Settlement Fee), any claims or obligations arising under this Agreement, the Note or the Security Agreement or, with respect to the releases between CHRI, the Homegate Parties, and the Prime Parties, obligations arising under the Merger Agreement.

     3.   REPRESENTATIONS AND WARRANTIES.
          ------------------------------

          (a)  WYNDHAM PARTIES.  Each of the Wyndham Parties which is a
               ---------------
signatory hereto hereby represents and warrants that (1) it has authority to bind its affiliates to the terms hereof; (2) the maximum number of employees hired by Manager for any particular Hotel is less than fifty; and (3) the execution, delivery and performance of this Agreement has been duly authorized and this Agreement constitutes the legal, valid and binding obligation of the Wyndham Parties;

          (b)  HOMEGATE PARTIES.  Each of the Homegate Parties which is a
               ----------------
signatory hereto represents and warrants that (1) it has authority to bind its affiliates to the terms hereof; and (2) the execution, delivery and performance of this Agreement has been duly authorized and this Agreement constitutes the legal, valid and binding obligation of the Homegate Parties;

          (c)  PRIME PARTIES.  Each of the Prime Parties which is a signatory
               -------------
hereto represents and warrants that it (1) has authority to bind its affiliates to the terms hereof; and (2) the execution, delivery and performance of this Agreement has been duly authorized and this Agreement constitutes the legal, valid and binding obligation of the Prime Parties; and

          (d)  CHRI PARTIES.  CHRI represents and warrants that (1) the
               ------------
execution, delivery and performance of this Agreement and the Note have been duly authorized and this Agreement and the Note constitutes (and the Security Agreement will constitute upon its execution and delivery) the legal, valid and binding obligation of CHRI and (2) it will receive not less than 59,000 shares of common stock of Prime in connection with the Merger (subject to adjustment of the exchange ratio in accordance with Merger Agreement).

     4.   BINDING EFFECT.  Except as modified hereby, the Management Related
          --------------
Agreements shall remain in full effect. This Agreement shall be binding on the Prime Parties, the Wyndham Parties, CHRI and the Homegate Parties and their respective successors and assigns, and shall be governed by New York law.

     5.   NO ADMISSION.  The execution of this Agreement by each of the parties
          ------------
hereto shall not be construed as an admission of liability on the part of any party hereto. Except as expressly provided in the last sentence of Section 2(a), neither the execution and delivery of this Agreement nor any provision hereof shall prejudice any party's position with respect to any dispute unless until the Release Conditions have been satisfied.

     6.   WYNDHAM PARTY EXPENSES.  Homegate shall pay all third party expenses
          ----------------------
incurred by the Wyndham Parties before the date hereof in connection with the Proposed Transactions (not to exceed $50,000), as soon as reasonably practicable, but in any event by September 15, 1997.

                          [INTENTIONALLY LEFT BLANK]

       Signature Pages to the Agreement Regarding Termination of Management
                        Agreements dated July 25, 1997.


                              HOMEGATE HOSPITALITY, INC., a Delaware corporation


                              By:  /s/ ROBERT A. FAITH
                                 -----------------------------------------------
                              Name:    Robert A. Faith
                                   ---------------------------------------------
                              Title:   Chairman of the Board, Chief Executive
                                    --------------------------------------------
                                       Officer and President

                              VPS I, L.P., a Delaware limited partnership
                              By:   VPS, Inc., a Delaware corporation, its
                                    general partner


                                    By:  /s/ ROBERT A. FAITH
                                       -----------------------------------------
                                    Name:    Robert A. Faith
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                              PRIME HOSPITALITY CORP., a Delaware corporation


                              By:  /s/ JOHN M. ELWOOD
                                 -----------------------------------------------
                              Name:    John M. Elwood
                                   ---------------------------------------------
                              Title:   Executive Vice President and
                                    --------------------------------------------
                                       Chief Financial Officer

                              WYNDHAM MANAGEMENT CORPORATION,
                              a Delaware corporation


                              By:  /s/ ANN RAYMOND
                                 -----------------------------------------------
                              Name:    Ann Raymond
                                   ---------------------------------------------
                              Title:   Vice President
                                    --------------------------------------------

                              WYNDHAM HOTEL CORPORATION, a Delaware corporation


                              By:  /s/ ANN RAYMOND
                                 -----------------------------------------------
                              Name:    Ann Raymond
                                   ---------------------------------------------
                              Title:   Executive Vice President
                                    --------------------------------------------

                              WYNDHAM IP CORPORATION, a Delaware corporation


                              By:  /s/ ANN RAYMOND
                                 -----------------------------------------------
                              Name:    Ann Raymond
                                   ---------------------------------------------
                              Title:   Vice President
                                    --------------------------------------------


                              CROW HOTEL REALTY INVESTORS, L.P., a Texas limited partnership

                              By:   Crow Family, Inc., its general partner

                                    By:  /s/ ANTHONY W. DUNN
                                       -----------------------------------------
                                    Name:    Anthony W. Dunn
                                         ---------------------------------------
                                    Title:   Executive Vice President
                                          --------------------------------------

                                  SCHEDULE 1
                                  ----------

Management Agreement dated September 6, 1996 for Fiesta Park in San Antonio, TX

Management Agreement dated September 6, 1996 for Airport Site in San Antonio, TX

Management Agreement dated September 6, 1996 for Site in Amarillo, TX

Management Agreement dated September 6, 1996 for Site in El Paso, TX

Management Agreement dated September 6, 1996 for Site in Irving, TX

Management Agreement dated November 1, 1996 for 44th & Oaks in Phoenix, AZ

Management Agreement dated June 14, 1996 for Studio Suites in Grand Prairie, TX

Management Agreement dated January 1, 1997 for Towne Lake Hotel in Austin, TX




                                 Schedule 1-1

                                   EXHIBIT A
                                   ---------

                                PROMISSORY NOTE
                                ---------------

$4,000,000                                                         July 25, 1997

     FOR VALUE RECEIVED CROW HOTEL REALTY INVESTORS, L.P. ("Maker"), promises
                                                            -----
to pay to WYNDHAM HOTEL CORPORATION, a Delaware corporation, or its Permitted Assigns (defined below) ("Payee"), the principal sum of $4,000,000, together
                          -----
with interest accruing on the principal balance outstanding hereunder from the Effective Date (defined below) until maturity (or until paid, if prior to maturity) at the lesser of (a) 7% per annum or (b) the maximum lawful rate of interest. All past due amounts of principal and interest shall bear interest until paid at the lesser of 12% per annum or the maximum lawful rate of interest.

     The principal balance of this Note and all accrued, unpaid interest hereon shall be payable six months after the Effective Date. This Note may be prepaid in whole or in part, without premium or penalty. All payments made hereunder shall be applied first to accrued unpaid interest and then to reduction of the outstanding principal balance hereof. Payments of principal and interest are to be made at the office of Payee at 2001 Bryan Street, Suite 2300, Dallas, Texas 75201, or such other place as the holder hereof shall designate to Maker in writing, in lawful money of the United States of America.

     "Permitted Assigns" means (a) any affiliate of Wyndham Hotel Corporation
      -----------------
or, following its merger with Patriot American Hospitality, Inc., a Delaware corporation ("Patriot"), any affiliate of Patriot or the entity with which its
              -------
common stock is paired or (b) any lender in connection with providing security for bona fide indebtedness. The term "affiliate," as to any party, means any
                                      ---------
entity in which such party, directly or indirectly, owns more than thirty percent (30%) of the voting or economic interests.

     If a default is made in the performance of any covenant or agreement contained in any security agreement executed by Maker in favor Payee, under which Maker grants to Payee security interests in collateral to secure payment of this Note (a "Security Agreement") and such default continues for a period of
                 ------------------
15 days after Payee has delivered to Maker written notice thereof, then, while such default is continuing, the holder of this Note may, without notice or demand, declare the entire unpaid principal balance hereof and unpaid accrued interest at once due; however, Payee's right to foreclose on certain collateral before six months after the Effective Date is prohibited as provided in Section 2(a)(4) of the Termination Agreement (defined below). If this Note is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in bankruptcy, probate, receivership, reorganization, or other judicial proceedings for the establishment or collection of any amount called for hereunder, or any amount payable or to be payable hereunder is collected through any such proceedings, Maker shall pay to the holder of this Note a reasonable amount as attorneys' fees. Payee's delay in enforcing or failure to enforce its rights and recourses under this Note or a Security Agreement, shall not constitute a waiver of such rights, nor shall Payee's acceptance of any partial or late payment relieve Maker of its obligation to timely and fully pay all indebtedness evidenced by this Note when due.

     Maker, co-makers, signers, sureties, endorsers and guarantors, and each of then, expressly waive demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate the maturity hereof, notice of the acceleration of the maturity hereof, bringing of suit and diligence in taking any action to collect amounts called for hereunder and in the handling of securities at any time existing in connection herewith; and are and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times had or existing as security for any amount called for hereunder.

     It is the intention of Maker and Payee to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the State of Texas and the laws of the United States of America), then: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this Note or under any of the other aforesaid agreements or otherwise in connection with this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on the Note by the Holder hereof (or, if this Note shall have been paid in full, refunded to the Maker); and (ii) in the event that maturity of this Note is accelerated by reason of an election by the holder hereof resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this Note or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited on this Note (or if this Note shall have been paid in full, refunded to the Maker).

     This Note has been executed and delivered and shall be construed in accordance with and governed by the laws of the State of Texas and the United State of America. Unless changed in accordance with law, the applicable rate ceiling under Texas law shall be the indicated (weekly) rate ceiling from time to time in effect as provided in TEX.REV.CIV.STAT.ANN.art.5069-1.04, as amended.

     The liability of the general partner of Maker shall be limited to its interest in Maker, accordingly, no other assets of the general partner of Maker shall be subject to recourse for the obligations under this Note or any document executed in connection herewith.

     This Note shall be effective if and only if the "Management Related Agreements" (as defined in the Termination Agreement) have been terminated pursuant to Section 1.a of the Termination Agreement and the "Release Conditions" under the Termination Agreement have been satisfied. The date on which such events occur is herein called the "Effective Date." "Termination
                                              --------------    -----------
Agreement" means the Agreement Regarding Termination of Management Agreements of
---------
even date herewith among Payee, Maker, Homegate Hospitality, Inc., Prime Hospitality Corp., and the other parties thereto. If the Effective Date has not occurred by March 31, 1998, then this Note shall be ineffective and Payee shall deliver to Maker this Note, all collateral delivered to secure this Note and all documents executed to evidence or secure the obligations of Maker hereunder.

                          [INTENTIONALLY LEFT BLANK]

     Signature page to the $4,000,000 Promissory Note dated July 25, 1997 executed by Crow Hotel Realty Investors, L.P., payable to Wyndham Hotel Corporation or its Permitted Assigns.

                                CROW HOTEL REALTY INVESTORS, L.P., a
                                Texas limited partnership

                                By:  Crow Family, Inc.

                                     By:
                                        ---------------------------------

                                     Name:
                                          -------------------------------

                                     Title:
                                           ------------------------------

                                WYNDHAM HOTEL CORPORATION, a
                                Delaware corporation


                                By:
                                   -----------------------------------

                                Name:
                                     ---------------------------------

                                Title:
                                      --------------------------------


                                WYNDHAM IP CORPORATION, a Delaware
                                corporation


                                By:
                                   -----------------------------------

                                Name:
                                     ---------------------------------

                                Title:
                                      --------------------------------


                                CROW HOTEL REALTY INVESTORS, L.P., a
                                Texas limited partnership


                                By:
                                   -----------------------------------

                                Name:
                                     ---------------------------------

                                Title:
                                      --------------------------------